UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
June 4, 2013

Douglas Emmett, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200, Santa Monica, California     90401
(Address of principal executive offices)                           (Zip Code)

Registrant’s telephone number, including area code:    (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The voting results for the matters submitted to a vote of our stockholders at our Annual Meeting of Stockholders held on June 4, 2013, which were described in detail in our proxy statement filed with the Securities and Exchange Commission on April 24, 2013, are as follows:

1. Election of directors to serve until the 2014 Annual Meeting of Stockholders:

	For	Withheld/Abstained
Dan A. Emmett	122,642,526	5,689,578
Jordan L. Kaplan	126,324,852	2,007,252
Kenneth M. Panzer	112,868,589	15,463,515
Christopher H. Anderson	126,270,475	2,061,629
Leslie E. Bider	126,332,569	1,999,535
David T. Feinberg	125,505,598	2,826,506
Thomas E. O'Hern	127,062,614	1,269,490
William E. Simon, Jr.	126,484,297	1,847,807

2. Non-binding advisory vote approving 2012 executive compensation:

For	Against	Abstained
103,526,906	24,024,587	780,610

3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013:

For	Against	Abstained
131,956,824	1,412,862	32,373

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.
Dated:	June 4, 2013	By:	/s/ THEODORE E. GUTH
Theodore E. Guth
Chief Financial Officer